EXHIBIT 10.14(a)

                                      NOTE


$500.000                                              As of March 17, 1998


      FOR VALUE RECEIVED, the undersigned Think New Ideas. Inc., with an address at 45 West 36th Street (the "Borrower") hereby unconditionally promises to pay on such date as may be required pursuant to Section 2.4 of the Loan Agreement (as hereinafter defined), to the order of Omnicom Finance Inc., a Delaware corporation (the "Creditor") with offices at 437 Madison Avenue, New York, NY 10022 at said address or at such other address as the Lender may from time to time designate, in lawful money of the United States and in immediately available funds, the principal amount of FIVE HUNDRED THOUSAND DOLLARS ($500,000) DOLLARS.


      The undersigned further agrees to pay interest in like money at such office on the unpaid principal amount hereof from the date hereof at the applicable rate determined in accordance with Section 2.3 of the Loan Agreement and on the date specified in Section 2.4 of the Loan Agreement.


      Whenever any payment to be made hereunder shall be stated to be due on a Saturday, Sunday or a public or bank holiday (any other day being a "Business Day"), such payment may be made on the next succeeding Business Day.

      This Note is the Note referred to in the Loan Agreement of even date herewith between the Borrower and Creditor (as amended from time to time, the "Loan Agreement") and is entitled to the benefits thereof and is subject to the mandatory prepayment in whole or in part as provided therein. All capitalized terms used in this Note shall have the meanings ascribed to them in the Loan Agreement. The provisions of the Loan Agreement are incorporated herein by reference.



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      Upon the  occurrence  and  continuance of any one or more of the Events of
Default specified in the Loan Agreement, all amounts then remaining unpaid on this Note may be declared to be, or may automatically become, immediately due and payable as provided therein.


      Presentment, demand, protest and notice of dishonor are hereby waived by the Borrower.

      This Note shall be governed by and construed according to the laws of the State of New York.

                                                Think New Ideas, Inc.

                                                By:  /s/  Melvin Epstein
                                                    ----------------------------
                                                Title:  C.F.O.